EXHIBIT 10.1

                        BNP RESIDENTIAL PROPERTIES, INC.

            AMENDED AND RESTATED 1994 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.        GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the BNP Residential Properties, Inc. Second Amended and Restated 1994 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, consultants and directors of BNP Residential Properties, Inc. (the "Company") and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation, Rights, Restricted Stock Awards, Phantom Stock Awards, Profits Interest Units and Other Stock-Based Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

         "Change of Control" is defined in Section 13.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" means the Board or any Committee of the Board referred to in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.

         "Disinterested Person" means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

         "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 15.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

         "Fair Market Value" on any given date means the last reported sale price at which the Shares are traded on such date or, if no Shares are traded on such date, the most recent date on which the Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Shares are traded.

         "Full Value Award" means an Award other than in the form of a Profits Interest Unit, Stock Option or SAR, and which is settled by the issuance of Stock.

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         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Operating Partnership" means BNP Residential Properties Limited Partnership, a Delaware limited partnership.

         "Option" or "Stock Option" means any option to purchase Shares granted pursuant to Section 5.

         "Other Stock-Based Award" means a right pursuant to Section 10 that relates to or is valued by reference to Shares or other Awards relating to stock.

         "Phantom Stock" means Awards granted pursuant to Section 8.

         "Profits Interest Unit" means Awards granted pursuant to Section 9.

         "Restricted Stock Award" means Awards granted pursuant to Section 7.

         "Restricted Shares" means Shares subject to restrictions as provided in
Section 7 and subject of a Restricted Stock Award.

         "Share" means one or more, respectively, of the Company's shares of common stock, par value $.01 per share, subject to adjustments pursuant to
Section 3.

         "Stock Appreciation Rights" ("SARs") means Awards granted pursuant to
Section 6.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by all of the Independent Director members of the Compensation Committee of the Board, or any other committee of not less than two Independent Directors performing similar functions, as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers, employees, consultants and directors of the Company and its Subsidiaries to whom Awards may be granted from time to time;

          (ii) to determine the time or times of grant and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock Awards Profits Interest Units and Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of Shares to be covered by any Award;

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          (iv) to  determine  and  modify  the terms and  conditions,  including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 14, to extend the period in which Stock Options may be exercised;

          (vii) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Awards (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.        SHARES AVAILABLE UNDER THE PLAN; MERGERS; SUBSTITUTIONS

     (a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 1,260,000 Shares of which not more than 630,000 Shares may be Restricted Stock granted as provided in Section 7 hereof. Not more than 50% of such aggregate number of Shares may be granted as Full Value Awards. To the extent that Full Value Awards exceed 10% of the Shares authorized under the Plan, such Awards in excess of 10% shall either (i) be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or (ii) be granted solely in exchange for foregone compensation. Shares issuable under the Plan may be authorized but unissued Shares and may include Shares reacquired by the company pursuant to Section 3(b).

     (b) Limited Share Counting.

          (i) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

          (ii) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

          (iii) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason, only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

          (iv) Substitute Awards granted pursuant to Section 3(d) of the Plan shall not count against the Shares otherwise available for issuance under the Plan under this Section 3.

     (c) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of stock or securities


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remaining subject to outstanding  Awards, and (iii) the option or purchase price
in  respect  of  such  stock  or  securities.   In  the  event  of  any  merger,
consolidation, dissolution or liquidation of the Company, the Committee may, as to any outstanding Awards, make appropriate adjustments in the aggregate number of Shares reserved for issuance under the Plan and the number and purchase price (if any) of Shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration that the Committee deems equitable in the circumstances).

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

     (e) Limitation on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 3(c)), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000, provided, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options or SARs with respect to up to an additional 100,000 Shares, which shall not count against the foregoing annual limit.

SECTION 4.        ELIGIBILITY

         Participants in the Plan will be such consultant or director, or full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth, or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.        STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after May 19, 2015.

     (a) Stock Options Granted to Employees. The Committee, in its discretion, may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall not be less than 110% of Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the


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          Company or any Subsidiary or parent corporation and an Incentive Stock
          Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods or by such other method as the Compensation Committee may allow:

               (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

               (B) In the form of Shares that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; or

               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements of the Stock Option or applicable provisions or laws.

          (v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vi) Termination by Reason of Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer periods as the Committee shall specify at any time) from the date of death or until the expiration of the stated term of the Option, if earlier.

          (vii) Termination by Reason of Disability.

               (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or until the expiration of the stated term of the Option, if earlier.

               (B) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability.

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               (C) Except as otherwise  provided by the Committee at the time of grant,  the death of an optionee during a period provided in this
               Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option shall extend such period of six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (xi) Form of Settlement. Shares issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6.        STOCK APPRECIATION RIGHTS.

         The Committee may from time to time grant SARs unrelated to Options or related to Options or portions of Options granted to participants under the Plan. Each SAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine provided that in no event shall: (i) the exercise price of each SAR be less than the fair market value on the date of grant; and (ii) the term of such SAR exceed a period of ten years from its date of grant or if Section 5(a)(ii) applies, five years from its date of grant. Subject to such terms and conditions established by the Committee the participant may exercise a SAR, or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the Shares with respect to which the SAR is awarded, as measured by the difference between the purchase price of such Shares and their Fair Market Value at the date of exercise. Such payments may be made in cash, in Shares valued at Fair Market Value as of the date of exercise, or in any combination thereof as the Committee in its discretion shall determine.

SECTION 7.        RESTRICTED STOCK AWARDS

     (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any employee or director of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continued employment and/or achievement of pre-established performance goals and objectives.

     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check, or other instrument or form of payment acceptable to the Committee, in an amount equal to the specified purchase price, if any, of the Shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Shares in such form as the Committee shall determine.

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     (c) Rights as a  Shareholder.  Upon  complying  with Section 7(b) above,  a participant  shall  have all the  rights of a  shareholder  with  respect to the
Restricted   Shares,   including   voting  and  dividend   rights,   subject  to
non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Shares shall remain in the possession of the Company until such Shares are vested as provided in Section 7(e) below.

     (d) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, retirement, Disability or for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase at their original purchase price as established in Section 7(a) above Restricted Shares with respect to which conditions have not lapsed, or to require forfeiture of such Shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

     (e) Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Shares.

SECTION 8.        PHANTOM STOCK

         The Committee may from time to time grant Phantom Stock Awards under the Plan. Each Phantom Stock Award shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. Subject to such terms and conditions as may be established by the Committee, the participant may exercise a Phantom Stock Award, or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the Fair Market Value at the date of exercise of the Shares with respect to which the Phantom Stock is awarded. Such payments may be made in cash, in Shares valued at Fair Market Value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

SECTION 9.        PROFITS INTEREST UNITS

         Any participant selected by the Committee may be granted an award of an interest in the profits and gains of the Operating Partnership ("Profits Interest Units") in such amount and subject to such terms and conditions as may be determined by the Committee; provided, however, that Profits Interest Units may only be issued to a participant for the performance of services to or for the benefit of the Operating Partnership in the participant's capacity as a partner of the Operating Partnership or in anticipation of such participant's becoming a partner of the Operating Partnership. At the time of grant, the Committee shall specify the date or dates on which the Profits Interest Units shall vest and become nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Profits Interest Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the award or thereafter. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Operating Partnership for the Profits Interest Units.

SECTION 10.       OTHER STOCK-BASED AWARDS

         The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities,

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other rights  convertible  or  exchangeable  into Shares,  and Awards  valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Board shall determine the terms and conditions of such Awards.

SECTION 11.       TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award of any Shares or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. The Board may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Board establishes. Alternatively, if permitted by the Board, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. Such shares must have been held by the participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Award.

SECTION 12.       TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purposes approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.       AMENDMENT, MODIFICATION AND TERMINATION.

     (a) The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

SECTION 14.       AWARDS PREVIOUSLY GRANTED.

     At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

     (a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if

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any, of the Fair Market Value as of the date of such  amendment  or  termination over the exercise or base price of such Award);

     (b) The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

     (c) Except as otherwise provided in Section 3(c), the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

     (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

SECTION 15.       STATUS OF PLAN

         With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of the foregoing sentence.

SECTION 16.       CHANGE OF CONTROL PROVISIONS

         Upon the occurrence of a Change of Control as defined in this Section
13:

     (a)  Each  outstanding  Stock  Option  shall  automatically   become  fully
exercisable notwithstanding any provision to the contrary herein.

     (b) Restrictions and conditions on Restricted Stock Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Shares subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Section 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the
          Act), directly or indirectly, of securities of the Company representing 40% or more of either (a) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

          (ii) persons who, as of May 19, 2005, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to May 19, 2005 whose nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

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          (iii)  the   shareholders   of  the  Company  shall  approve  (A)  any
          consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13D-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting shares of the corporation issuing cash securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by an party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17.       GENERAL PROVISIONS

     (a) No Distribution: Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.

     No Shares shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements: No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 18.       EFFECTIVE DATE OF PLAN

     The Plan shall become effective upon approval by the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting of shareholders. Subject to such approval by the shareholders, and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 19.       TERMINATION OF PLAN.

     The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

SECTION 20.       GOVERNING LAW

     This Plan shall be governed by North Carolina law except to the extent such law is preempted by federal law.


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